                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ CRAIG R. ANDERSSON

                                          --------------------------------------
                                          Craig R. Andersson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ NEIL A. ARMSTRONG

                                          --------------------------------------
                                          Neil A. Armstrong

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ CHARLES C. GEDEON

                                          --------------------------------------
                                          Charles C. Gedeon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ ROBERT M. HERNANDEZ

                                          --------------------------------------
                                          Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ WILLIAM E. LEWELLEN

                                          --------------------------------------
                                          William E. Lewellen

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ LOUIS A. VALLI

                                          --------------------------------------
                                          Louis A. Valli

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Timothy G. Rupert and L. Frederick Gieg, Jr., or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf the 1995 Stock Plan registration statement on Form S-8 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of July, 1995.

                                          /S/ WESLEY W. VON SCHACK

                                          --------------------------------------
                                          Wesley W. Von Schack